UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EPR Properties

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
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Online

Go to **www.envisionreports.com/EPR** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 1:00 a.m., Central Time, on May 29, 2020.

Shareholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the EPR Properties Shareholder Meeting to be Held on May 29, 2020

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/EPR

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/EPR**.
Step 2: Click on **Cast Your Vote or Request Materials.**
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 19, 2020 to facilitate timely delivery.

2 N O T   C O Y

03TSYB

Shareholder Meeting Notice EPR Properties’ Annual Meeting of Shareholders will be held on Friday, May 29, 2020 at the Company’s offices, 909 Walnut St., Suite 200, Kansas City, MO 64106, at 11:00 a.m. Central Time. Proposals to be voted on at the meeting are listed below along with the Board of Trustees’ recommendations. The Board of Trustees unanimously recommends a vote FOR the election of the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4:                1. Election of Trustees:                01 – Barrett Brady                02 – Peter C. Brown                03 – James B. Connor                04 – Robert J. Druten                05 – Gregory K. Silvers                06 – Robin P. Sterneck                07 – Virginia E. Shanks                2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in these proxy materials.                3. To approve an amendment to the Company’s Declaration of Trust to permit the Company to redeem Securities held by shareholders that are unsuitable owners for gaming regulatory purposes.                4. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2020.                5. To act upon any other matters that may properly come before the meeting or any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Special Note Regarding Possible Changes to our Annual Meeting. The Company is monitoring developments relating to the coronavirus (COVID-19) and how they may affect the annual meeting. If the Company determines that any changes to the annual meeting of shareholders are necessary or appropriate, which may include changing the date and time of the meeting, including additional procedures for or limitations on meeting attendees, changing the location of the meeting or holding the meeting by remote communication, the Company will announce the changes, including how to participate in the meeting, in advance. Please monitor the Company’s website at www.eprkc.com for updated information. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. —    Internet – Go to www.envisionreports.com/EPR. Click Cast Your Vote or Request Materials. —    Phone – Call us free of charge at 1-866-641-4276. —    Email – Send an email to investorvote@computershare.com with “Proxy Materials EPR Properties” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.                To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 19, 2020.